UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2012

HILL-ROM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Indiana	1-6651	35-1160484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1069 State Route 46 East Batesville, Indiana	47006-8835
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (812) 934-7777

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the previously filed Current Report on Form 8-K is being filed to provide the financial statements and pro forma financial information required to be filed by Items 9.01(a) and (b), previously undertaken to be filed by amendment.

Item 1.01. Entry into a Material Definitive Agreement

The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

On July 23, 2012, Hill-Rom, Inc., a wholly-owned subsidiary of Hill-Rom Holdings, Inc. (the “Corporation”), entered into a Stock Purchase Agreement (the “Agreement”) with the stockholders and optionholders of Aspen Surgical Products Holding, Inc. (“Aspen Surgical”) to acquire the entire equity interest in Aspen Surgical.  A copy of the Agreement is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.  Aspen Surgical provides a portfolio of well-established surgical consumable and specialty medical products, including Bard-Parker® conventional and safety scalpels and blades, Colby fluid collection products, Richard-Allan™ specialty needles, a variety of operating room disposables accessories and instrument care products, as well as wound care dressings and drainage supplies.  The parties completed the transaction simultaneously with entering into the Agreement.

The following description of the Agreement is qualified in its entirety by reference to Exhibit 2.1.  The purchase price for Aspen Surgical was $400.0 million in cash, subject to customary working capital adjustments following the closing.  The Corporation funded the purchase price with a combination of cash on hand and borrowings under its revolving credit facility.  The Agreement also contains customary representations, warranties, indemnities and covenants, as well as a non-compete covering certain selling stockholders.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) are filed as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) are filed as Exhibit 99.4 to this Current Report on Form 8-K.

(d)      Exhibits

2.1
Stock Purchase Agreement, dated as of July 23, 2012 by and among RoundTable Healthcare Partners II, L.P., RoundTable Healthcare Investors II, L.P., the Stockholders and Optionholders named therein, and Hill-Rom, Inc. (incorporated by reference to Exhibit 2.1 of the Corporation’s Current Report on Form 8-K dated July 23, 2012).

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Press release, dated July 25, 2012, issued by the Corporation (incorporated by reference to Exhibit 99.1 of the Corporation’s Current Report on Form 8-K dated July 23, 2012).

99.2	Audited financial statements of Aspen Surgical for the year ended December 31, 2011 and 2010.

99.3
Unaudited interim balance sheet of Aspen Surgical as of June 30, 2012 and December 31, 2011, and unaudited statements of operations and cash flows for the six-month periods ended June 30, 2011 and 2012.

99.4	Pro forma balance sheet of the Corporation as of June 30, 2012, and pro forma statements of income for the fiscal year ended September 30, 2011 and the nine months ended June 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.

Date: October 5, 2012	By:	/s/ Susan Lichtenstein
Susan Lichtenstein
Senior Vice President of
Corporate Affairs,
Chief Legal Officer and Secretary